UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey	08857
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 25, 2019, Blonder Tongue Laboratories, Inc. (the “Company”), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company, Blonder Tongue Far East, LLC, a wholly-owned subsidiary of the Company and MidCap Business Credit LLC (“MidCap”) entered into a Loan and Security Agreement (All Assets) (the “Original Agreement”), which was subsequently amended by a Consent and Amendment to Loan Agreement and Loan Documents dated as of April 7, 2020 (the “First Amendment”), a Second Amendment to Loan Agreement dated as of January 8, 2021 (the “Second Amendment”), a Third Amendment to Loan Agreement dated as of June 14, 2021 (the “Third Amendment”), a Fourth Amendment to Loan Agreement dated as of July 30, 2021 (the “Fourth Amendment”), a Fifth Amendment to Loan Agreement dated as of August 26, 2021 (the “Fifth Amendment”) and a Sixth Amendment to Loan Agreement dated as of December 16, 2021, (the “Sixth Amendment” and together with the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the “Loan Agreement”).

The parties have entered into a Seventh Amendment to Loan Agreement, dated as of February 11, 2022 (the “Seventh Amendment”), to, among other things, modify the Loan Agreement’s definitions of “Borrowing Base” and “Availability Block.” All other substantive terms of the Loan Agreement continue in full force and effect.

The foregoing summary of the Seventh Amendment is not complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Original Agreement is attached as an exhibit to our Current Report on Form 8-K filed on October 30, 2019, the First Amendment is attached as an exhibit to our Current Report on Form 8-K filed on April 9, 2020, the Second Amendment is attached as an exhibit to our Current Report on Form 8-K filed on January 11, 2021, the Third Amendment is attached as an exhibit to our Current Report on Form 8-K filed on June 15, 2021 the Fourth Amendment is attached as an exhibit to our Current Report on Form 8-K filed on August 2, 2021, the Fifth Amendment is attached as an exhibit to our Current Report on Form 8-K filed on August 30, 2021 and the Sixth Amendment is attached as an exhibit to our Current Report on Form 8-K filed on December 17, 2021. We encourage you to read each of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above with respect to the Seventh Amendment is hereby incorporated by reference into this Item 2.03. Upon a default under the Loan Agreement, as amended, including the non-payment of principal or interest, the obligations of the borrower may be accelerated and MidCap may pursue its rights under the Loan Agreement, as amended, and the related pledge agreement, security agreement and guaranty agreement, and under the Uniform Commercial Code and/or any other applicable law or in equity.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Seventh Amendment to Loan Agreement, dated February 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: February 15, 2022

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